Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT
PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Lowrance Electronics, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q of the Company for the period ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2004	/s/ Darrell J. Lowrance

Darrell J. Lowrance
President and Chief Executive Officer

Dated: February 26, 2004	/s/ Douglas J. Townsdin

Douglas J. Townsdin
Vice President of Finance
and Chief Financial Officer

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.